Accrued and Other Liabilities	12 Months Ended
Dec. 31, 2019
Accrued Liabilities and Other Liabilities [Abstract]
Accrued and Other Liabilities	Accrued and other liabilities
Accrued and other liabilities consist of the following:

As of December 31	2018	2019
(in millions)	€	€

Costs to be paid	154.8	252.1
Personnel related items	544.4	654.6
Derivative financial instruments [1]	47.4	3.9
Operating lease liabilities [2]	140.0	209.4
Provisions	160.3	30.7
Standard warranty reserve	59.8	128.4
Other	6.4	1.8
Accrued and other liabilities	1,113.1	1,280.9
Less: non-current portion of accrued and other liabilities	201.7	241.0
Current portion of accrued and other liabilities	911.4	1,039.9

1.	For further details on derivative financial instruments see Note 24 Financial risk management.

2.	For further details on lease liabilities see Note 13 Right-of-use assets and lease liabilities.
Costs to be paid as of December 31, 2019 include accrued costs for unbilled services provided by suppliers including contracted labor, outsourced services and consultancy. In addition, the costs to be paid as of December 31, 2019 include the royalties owed as part of our cross-license agreement with Nikon for the full year.
Personnel related items mainly consist of accrued profit sharing, accrued management bonuses, accrued vacation days, accrued pension premiums, accrued wage tax and accrued vacation allowance. The increase in the accrued personnel related items compared to prior year is the result of the growth of our business which results in an increase in the number of our employees.
The provisions mainly relate to the settlement with Nikon, which was paid during the year. For more details refer to Note 16 Commitments, contingencies and guarantees.
The standard warranty reserve is based on historical product performance and total expected costs to fulfill our warranty obligation. Annually, we assess, and update if necessary, the standard warranty reserve based on the latest actual historical warranty costs and expected future warranty costs. The 2019 addition of the warranty reserve of €118.5 million is mainly due to new insights to determine our warranty, in light of the increase in installed base and the fact that EUV is now going into high-volume manufacturing. Total changes in standard warranty reserve for the years 2019 and 2018 are as follows:

Year ended December 31	2018	2019
(in millions)	€	€

Balance at beginning of year	59.7	59.8
Additions for the year	61.9	118.5
Utilization of the reserve	(59.8)	(50.0)
Effect of exchange rates	(2.0)	0.1
Balance at end of year	59.8	128.4